NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

3Q 2024 Financial Supplement

October 31, 2024

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Griffith
(p) 214.908.1854
(e) kgriffith@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the fourth quarter of 2024, including the Company's estimated net income, earnings per share, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), EAD per diluted common share, CAD per diluted common share, dividend coverage ratios and related assumptions and estimates, portfolio commentary, including the resiliency of SFR and life science demand and the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's common stock price is below book value. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD, CAD, EAD and CAD per diluted common share, and adjusted weighted average common shares outstanding - diluted.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. Starting in Q3 2023, the Company adjusted EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effect of the Series B preferred shares. We have the right to redeem the Series B preferred shares for cash or shares of our common stock. Additionally, Series B preferred redemptions are capped at 2% of the outstanding Series B preferred shares per month, 5% per quarter and 20% per year. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's stock price is below book value.

Adjusted weighted average common shares outstanding - diluted should not be considered as an alternative to the GAAP measures. Our computation of adjusted weighted average common shares outstanding - diluted may not be comparable to similar measures reported by other companies.

Starting in Q2 2024, EAD and CAD per diluted common share are based on adjusted weighted average common shares outstanding - diluted. Prior period EAD and CAD per diluted common share have not been updated to reflect this adjustment as the dilutive effect of potential Series B Preferred redemptions were immaterial to prior periods.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. 2023 dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage and life science sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate experience.

NREF Total Return vs Peers[4]



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX

16.2%
DISCOUNT TO BOOK[1]

14.1%
IMPLIED DIVIDEND YIELD[2]

12.3%
INSIDER OWNERSHIP[3]

1. BASED ON SEPTEMBER 30, 2024, BOOK VALUE INCLUDING REDEEMABLE NON CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING OCTOBER 30, 2024
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 3Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON OCTOBER 30, 2024
3. INCLUDES NON CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING OCTOBER 30, 2024
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING OCTOBER 30, 2024

3Q 2024 Highlights

FINANCIAL

$381.3MM	3Q 2024 Dividend	$23.3MM	$15.7MM
BOOK VALUE	PAID ON SEPTEMBER 30, 2024	NET INCOME IN 3Q 2024	3Q 2024 CASH AVAILABLE FOR DISTRIBUTION
$16.95 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A and Series B Preferred Stock	Paid a 3Q 2024 dividend of $0.50 per common share on September 30, 2024	Net income attributable to common stockholders of $16.1MM or $0.74 per diluted common share	$0.67 per diluted common share[1]

PORTFOLIO

$1.1B	$9.7MM	$28.8MM	$82.0MM
OUTSTANDING TOTAL PORTFOLIO	SENIOR LOAN REDEMPTION	LOAN DRAW	SOLD CMBS B-PIECE
Composed of 83 investments[2]	Redeemed $9.7MM of senior loans and recognized $0.3MM in aggregate prepayment penalties.	Funded $28.8MM on a loan. The loan pays a monthly coupon of SOFR+900bps	Sold a $82.0MM CMBS B-Piece with bond equivalent yield of 9.20%

CAPITALIZATION

1.52X	$42.0MM	3.9 Years	$239.0MM
DEBT TO EQUITY RATIO	SERIES B PREFERRED	WEIGHTED AVERAGE REMAINING TERM[4]	OUTSTANDING REPO FINANCING
As of September 30, 2024	Raised $42.0MM of Series B Preferred in the amount of 1.9MM shares		Equates to 63.6% advance rate on our CMBS B-Piece, IO Strips, and mortgage-backed security Portfolio[3]

1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
2. AS OF SEPTEMBER 30, 2024, AND CMBS B PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3. BASED ON ACTUAL COLLATERAL POSTED
4. AS OF SEPTEMBER 30, 2024, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

3Q 2024 Earnings And Book Value



Book Value Per Common Share Growth
(3.1)%
(2.2)%
(1.8)%
(7.4)%
0.7%
(6.9)%
(1.1)%
2.7%
$20.03
$19.59
$19.24
$17.81
$17.93
$16.69
$16.51
$16.95
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024

Earnings and Book Value

- Net interest income of $12.5MM, an increase of $5.8MM compared to 2Q 2024
- Net income of $23.3MM, with net income attributable to common stockholders of $16.1MM, or $0.74 per diluted common share; compared to a net income of $12.1MM, with net income attributable to common stockholders of $7.5MM, or $0.40 per diluted common share in 2Q 2024
- Earnings available for distribution of $17.6MM, or $0.75[1] per diluted common share; compared to $0.68 per diluted common share in 2Q 2024
- BV per diluted common share including redeemable NCI in the Operating Partnership increased 2.7% to $16.95/share, compared to $16.51/share at the end of 2Q 2024



$16.51
$0.56
$0.83
$(0.35)
$(0.60)
$16.95
2Q 2024 BV
Net Int Income
Other Income
Operating Exp
Dividend
3Q 2024 BV

1. EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE

Earnings per Share (EPS)[1], EAD[2] and CAD[2]

Earnings per Diluted Share and EAD per Diluted Common Share



182.2%
(14.0)%
$0.74
2.3%
$0.43
$0.44
$(0.90)
(372.7)%
$(0.83)
(212.2)%
$(0.46)
(204.5)%
148.2%
$0.40
247.8%
$0.68
130.0%
$0.92
10.6%
$0.75
(19.6)%
$0.74
5.0%
$0.79
3Q2023
4Q2023
1Q2024
2Q2024
3Q2024
4Q2024 Est.
Earnings per Share
EAD/Share

EAD and CAD per Diluted Common Share



(11.3)%
$0.43
$0.47
8.5%
$0.44
$0.51
17.6%
$(0.46)
$0.60
6.7%
$0.68
$0.64
5.1%
$0.75
$0.67
$0.79
(25.6)%
$0.50
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024 Est
EAD/Share
CAD/Share

EPS, EAD, CAD AND GUIDANCE

E P S / E A D / C A D

- Earnings per diluted share for 3Q 2024 is $0.74, compared to earnings per diluted share of $0.40 reported in 2Q 2024
- 3Q 2024 EAD per diluted common share[2] is $0.75, an increase of 10.6% compared to 2Q 2024 reported EAD per diluted common share
- 3Q 2024 CAD per diluted common share[2] is $0.67, an increase of 5.1% compared to 2Q 2024 reported CAD per diluted common share

G U I D A N C E

- 4Q 2024 EAD per diluted common share[2] guidance is $0.79[3] at the mid-point
- 4Q 2024 CAD per diluted common share[2] guidance is $0.50[3] at the mid-point

1. EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS, AND DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF ALL OUTSTANDING SERIES B PREFERRED SHARES FOR COMMON STOCK.
2. STARTING IN Q2 2024, EAD AND CAD PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD AND CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
3. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 4Q 2024 IS ESTIMATED TO BE BETWEEN $16.1 MM AND $18.4 MM.

Dividend and Coverage

Dividend and EPS/EAD/CAD Coverage

3Q 2024 DIVIDEND:

- 3Q dividend of $0.50 per common share was paid on September 30, 2024
- 3Q 2024 EPS dividend coverage is 1.84x
- 3Q 2024 EAD dividend coverage is 1.50x
- 3Q 2024 CAD dividend coverage is 1.34x

4Q 2024 DIVIDEND:

- 4Q 2024 dividend of $0.50 per common share declared by the Board of Directors to be paid on December 31, 2024
- 4Q 2024 estimated EPS dividend coverage of 1.48x
- 4Q 2024 estimated EAD dividend coverage of 1.58x
- 4Q 2024 estimated CAD dividend coverage of 1.00x

Dividend and EPS/EAD/CAD Coverage

	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024 Est
Dividend/Share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
EPS	$ (0.90)	$ 0.74	$ (0.83)	$ 0.40	$ 0.92	$ 0.74
EPS Coverage	(1.80)x	1.48x	(1.66)x	0.80x	1.84x	1.48x
EAD/Common Share	$ 0.43	$ 0.44	$ (0.46)	$ 0.68	$ 0.75	$ 0.79
EAD Coverage	0.86x	0.88x	(0.92)x	1.36x	1.50x	1.58x
CAD/Common Share	$ 0.47	$ 0.51	$ 0.60	$ 0.64	$ 0.67	$ 0.50
CAD Coverage	0.94x	1.02x	1.20x	1.28x	1.34x	1.00x

Note: EPS, EAD per common share and CAD per common share on this slide are per diluted share.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, mortgage backed securities, multifamily properties, promissory notes, and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences, marina) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of November 1, 2024, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 2 bps per year dating back to 2009[1]
- Since 2009 and through June 2024, there have been $55.7MM in aggregate losses on $569.0B of combined issuance[1]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 3.0 years of average weighted term to maturity, and a 262
- bps interest rate spread[2]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Storage fundamentals have weakened as rates have increased causing slowdown in the housing market, which is traditionally a large demand driver for storage. However, historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

3.9
YEARS AVERAGE REMAINING TERM[3]

77.5%
OF PORTFOLIO STABILIZED[3]

60.2%
WEIGHTED AVG LOAN TO VALUE[3]

1.36x
WEIGHTED AVG DSCR[3]

1. FREDDIE MAC; JUNE 2024
2. AS OF SEPTEMBER 30, 2024
3. AS OF SEPTEMBER 30, 2024, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio Commentary[1]


MA
20%
MD
5%
CA
8%
TX
16%
GA
6%
FL
6%
LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]


Other 4.0%
SFR 17.0%
Life Sciences
26.7%
$1.1B
CURRENT
PRINCIPAL[1]
Multifamily 52.3%


Preferred 20.1%
Senior Loan 11.2%
Mortgage
Backed
Securities 1.0%
Promissory
Note 9.2%
60.2%
WEIGHTED AVG
LTV[1]
Mezz 23.2%
IO Strips 4.2%
CMBS 31.0%

1. AS OF SEPTEMBER 30, 2024, AND EXCLUDING COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
	Senior Loans									
1	Senior Loan	Various	Single-family	2/11/2020	$ 8,248	$ 1,194	5.4 %	3.3	55.9 %	
2	Senior Loan	Various	Single-family	2/11/2020	5,162	655	5.2 %	4.0	52.2 %	
3	Senior Loan	Various	Single-family	2/11/2020	34,967	4,019	4.7 %	1.0	36.9 %	
4	Senior Loan	Various	Single-family	2/11/2020	9,363	1,163	6.1 %	4.0	70.4 %	
5	Senior Loan	Various	Single-family	2/11/2020	35,473	4,224	5.6 %	4.1	67.7 %	
6	Senior Loan	Various	Single-family	2/11/2020	5,512	687	6.0 %	4.2	67.0 %	
7	Senior Loan	Various	Single-family	2/11/2020	8,533	1,127	5.9 %	4.3	52.2 %	
8	Senior Loan	Various	Single-family	2/11/2020	6,388	863	5.5 %	4.4	67.1 %	
9	Senior Loan	Various	Single-family	2/11/2020	10,523	1,368	4.7 %	1.4	63.2 %	
10	Senior Loan	Cambridge, MA	Life Sciences	1/26/2024	123,537	122,484	14.3 %	2.4	13.5 %	
	Total Senior Loan				**$ 247,706**	**$ 137,784**	**9.8 %**	**2.7**	**35.0 %**	
	CMBS B-Pieces									
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 17,108 (5)	$ 5,528	9.6 %	1.4	61.4 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581 (5)	9,572	9.8 %	2.2	57.2 %	
3	CMBS B-Piece	Various	Multifamily	7/30/2020	16,310 (5)	5,732	13.9 %	2.7	63.1 %	
4	CMBS B-Piece	Various	Multifamily	4/20/2021	16,902 (5)	5,765	11.6 %	6.4	70.1 %	
5	CMBS B-Piece	Various	Multifamily	6/30/2021	108,303 (5)	33,347	7.6 %	2.3	70.2 %	
6	CMBS B-Piece	Various	Multifamily	5/2/2022	30,278 (5)	9,999	4.8 %	14.2	59.1 %	
7	CMBS B-Piece	Various	Multifamily	7/28/2022	63,352 (5)	21,911	10.6 %	4.8	60.6 %	
8	CMBS B-Piece	Various	Multifamily	2/22/2024	30,869 (5)	8,923	6.1 %	4.3	59.0 %	
9	CMBS B-Piece	Various	Multifamily	4/24/2024	31,931 (5)	9,702	5.8 %	4.5	57.2 %	
	Total CMBS B-Piece				**$ 343,634**	**$ 110,479**	**6.0 %**	**4.3**	**63.4 %**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
	CMBS I/O Strips									
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 468	2.1 %	5.3	68.1 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	4,645	3.1 %	5.7	69.4 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	63,830 (6)	1,178	1.7 %	5.3	64.6 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	1,040	3.5 %	5.7	67.9 %	
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	102	2.4 %	4.2	64.4 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	94,972 (6)	648	0.7 %	4.7	64.9 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	24,539 (6)	421	1.3 %	5.7	61.1 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	634	2.0 %	5.6	70.6 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	383	3.2 %	6.8	64.9 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	62	2.7 %	6.3	61.3 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	932	2.0 %	5.7	63.7 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	1,003	3.1 %	7.0	62.3 %	
	Total CMBS IO Strip				**$ 422,934**	**$ 11,516**	**2.0 %**	**5.5**	**66.6 %**	
	Mezzanine Loans									
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 7,500	$ 7,500	11.0 %	0.8	79.3 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,234	7.5 %	4.6	89.3 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,274	7.4 %	6.8	84.8 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,840	7.6 %	4.7	89.4 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,507	7.8 %	4.0	81.5 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,939	7.7 %	6.5	84.9 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,235	7.3 %	6.8	83.1 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	618	7.2 %	6.8	78.6 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,262	7.3 %	4.6	81.1 %	
10	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,785	7.5 %	4.3	71.0 %	
11	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,491	7.4 %	6.8	83.3 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	$ 9,610	$ 3,957	7.4 %	6.8	84.3 %	
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,043	7.4 %	6.8	80.3 %	
14	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	870	7.7 %	4.0	83.1 %	
15	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	486	7.7 %	4.4	75.5 %	
16	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,352	6.9 %	4.8	80.3 %	
17	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,174	7.9 %	4.1	81.6 %	
18	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,634	7.9 %	4.1	83.8 %	
19	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,519	15.9 %	4.2	92.8 %	
20	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,752	15.9 %	0.3	86.6 %	
21	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,489	16.1 %	0.7	95.2 %	
22	Mezzanine	Kirkland, WA	Multifamily	10/5/2022	4,030	4,003	16.1 %	3.3	73.7 %	
	Total Mezzanine				**$ 133,207**	**$ 75,964**	**9.5 %**	**4.6**	**84.3 %**	
	Preferred Equity									
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$ 12,685	$ 12,685	11.0 %	5.6	89.2 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021	18,544	18,526	10.0 %	1.0	N/A	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	11,377	11,377	10.5 %	7.4	52.0 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022	31,872	31,872	10.0 %	1.0	N/A	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	4,000	3,970	14.9 %	5.9	N/A	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,000	3,970	14.2 %	5.9	N/A	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022	9,000	8,948	11.0 %	2.8	96.2 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022	8,500	8,471	16.1 %	0.9	81.8 %	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,966	15.1 %	1.0	78.2 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022	15,884	15,936	10.0 %	1.0	78.6 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023	26,970	26,937	11.0 %	0.4	N/A	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	25,983	25,924	11.0 %	0.4	N/A	
13	Preferred Equity	Temecula, CA	Life Science	4/6/2023	20,335	20,412	17.5 %	1.0	68.9 %	
14	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023	13,456	13,346	13.5 %	2.6	N/A	
15	Preferred Equity	Houston, TX	Life Science	5/17/2023	4,192	4,152	13.0 %	2.2	41.2 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date		Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
16	Preferred Equity	Knxoville, TN	Marina	6/28/2024		$ 7,100	$ 7,065	13.0 %	4.1	67.1 %	
	Total Preferred Equity					**$ 222,898**	**$ 222,557**	**12.0 %**	**1.9**	**74.3 %**	
	Mortgage Backed Securities										
1	Mortgage Backed Security	Various	Single-family	2/29/2024		$ 11,000	$ 2,955	4.5 %	4.5	N/A	
	Common Equity										
1	Common Stock	N/A	Self-Storage	11/6/2020		N/A	35,682	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022		N/A	27,494	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023		N/A	—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023		N/A	—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023		N/A	—	N/A	N/A	N/A	
6	Common Equity	Kirkland, WA	Multifamily	5/8/2024		N/A	—	N/A	N/A	N/A	
7	Membership Interest	Various	Multifamily	4/9/2024		N/A	6,895	N/A	N/A	N/A	
	Total Common Equity						**$ 70,071**	**N/A**	**N/A**	**N/A**	
	Real Estate										
1	Real Estate	Charlotte, NC	Multifamily	12/31/2021	(7)	N/A	27,319	N/A	N/A	N/A	
2	Real Estate	Atlanta, GA	Multifamily	10/10/2023	(8)	N/A	2,770	N/A	N/A	N/A	
	Total Real Estate						**$ 30,089**	**N/A**	**N/A**	**N/A**	
	Preferred Stock										
1	Preferred Stock	Various	Life Science	11/9/2023		N/A	18,585	10.5 %	N/A	N/A	
	Promissory Note										
1	Promissory Note	Various	Single-family	3/28/2024		500	500	12.5 %	0.5	N/A	
2	Promissory Note	Various	Life Science	5/23/2024		101,100	85,863	16.5 %	0.6	N/A	
	Total Promissory Notes					**$ 101,600**	**$ 86,363**	**16.5 %**	**64.3 %**	**N/A**	
	Stock Warrants										
1	Stock Warrant	Various	Life Science	5/23/2024		N/A	18,136	N/A	N/A	N/A	
	Portfolio Total					**$ 1,482,979**	**$ 680,000**	**9.3 %**	**3.9**	**60.2 %**	**1.36x**

Portfolio

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, multifamily property, promissory notes, stock warrants and mortgage-backed securities as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. Real Estate is a 204-unit multifamily property.
8. Real Estate is a 280-unit multifamily property.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended		September 30, 2024		June 30, 2024
Interest income	$	23,559	$	18,233
Interest expense		(11,041)		(11,493)
Net interest income		12,518		6,740
Other income (loss)		18,659		14,168
Total operating expenses		7,844		8,794
Net income (loss)		**23,333**		**12,114**
Net (income) loss attributable to Series A Preferred stockholders		(874)		(874)
Net (income) loss attributable to Series B Preferred stockholders		(2,403)		(1,477)
Net (income) loss attributable to redeemable noncontrolling interests		(3,940)		(2,275)
Net income (loss) attributable to common stockholders		**16,116**		**7,488**
Weighted average common shares outstanding - diluted		30,468		27,788
Earnings (loss) per share outstanding - diluted	$	**0.74**	$	**0.40**

Book Value

		September 30, 2024		December 31, 2023
Common stockholders' equity	$	295,027	$	309,832
Redeemable noncontrolling interests in the OP		86,235		89,471
Total equity	$	**381,262**	$	**399,303**
Redeemable OP units		5,038		5,038
Common shares outstanding		17,461		17,232
Combined book value per share	$	**16.95**	$	**17.93**

Balance Sheet

		September 30, 2024		December 31, 2023
Cash and cash equivalents	$	34,707	$	13,824
Restricted cash		4,000		2,825
Real estate investments, net		122,782		126,551
Loans, held for investment, net		443,358		328,460
Common stock investments, at fair value		63,176		61,529
Equity method investments		6,895		—
Mortgage loans, held for investment, net		250,474		676,420
Preferred stock investments, at fair value		18,585		14,776
Accrued interest and dividends		32,756		22,033
Mortgage loans held in variable interest entities, at fair value		4,641,870		5,677,763
CMBS structured pass through certificates, at fair value		37,280		41,212
MSCR notes, at fair value		—		10,378
Mortgage-backed securities		9,885		38,270
Stock warrant investments, at fair value		18,136		—
Accounts receivable and other Assets		1,935		4,312
Total Assets	$	**5,685,839**	$	**7,018,353**
Secured financing agreements, net		256,860		649,558
Master repurchase agreements		239,003		303,514
Unsecured notes, net		220,604		219,483
Mortgages payable, net		95,520		95,657
Accounts payable and other accrued liabilities		8,314		6,428
Accrued interest payable		10,895		8,209
Bonds payable held in variable interest entities, at fair value		4,321,872		5,289,997
Total Liabilities	$	**5,153,068**	$	**6,572,846**
Redeemable Series B Preferred Stock		110,692		8,599
Redeemable NCI in the Operating Partnership		86,235		89,471
Total Stockholders Equity		335,844		347,437
Total Liabilities and Stockholders' Equity	$	**5,685,839**	$	**7,018,353**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 4Q 2024 Net Income to EAD

	Low	Mid	High
For the three months ended	Dec. 31, 2024	Dec. 31, 2024	Dec. 31, 2024
Net income	$ 20,074	$ 21,131	$ 22,399
Net (income) loss attributable to Series A preferred stockholders	$ (874)	$ (874)	$ (874)
Net (income) loss attributable to Series B preferred stockholders	$ (3,106)	$ (3,106)	$ (3,106)
Net income attributable to common stockholders	16,094	17,151	18,419
Adjustments:			
Amortization of stock-based compensation	1,411	1,411	1,411
EAD	**$ 17,505**	**$ 18,562**	**$ 19,830**
Weighted average common shares outstanding - basic	17,461	17,461	17,461
Weighted average common shares outstanding - diluted	31,317	31,317	31,317
Shares attributable to potential redemption of Series B preferred	(7,897)	(7,897)	(7,897)
Adjusted weighted average common shares outstanding - diluted (1)	23,420	23,420	23,420
EPS per Weighted Average Share - diluted	**$ 0.61**	**$ 0.65**	**$ 0.69**
EAD per diluted common share (1)	**$ 0.75**	**$ 0.79**	**$ 0.85**
EPS Dividend Coverage Ratio	1.22 x	1.30 x	1.38 x
EAD Dividend Coverage Ratio (1)	1.50 x	1.58 x	1.70 x

Reconciliation of 4Q 2024 EAD to CAD

	Low	Mid	High
For the three months ended	Dec. 31, 2024	Dec. 31, 2024	Dec. 31, 2024
EAD	$ 17,505	$ 18,562	$ 19,830
Adjustments:			
Amortization of premiums	2,071	2,071	2,071
Accretion of discounts	(10,041)	(10,041)	(10,041)
Amortization and depreciation	1,079	1,079	1,079
CAD	**$ 10,614**	**$ 11,671**	**$ 12,938**
Weighted average common shares outstanding - basic	17,461	17,461	17,461
Weighted average common shares outstanding - diluted	31,317	31,317	31,317
Shares attributable to potential redemption of Series B preferred	(7,897)	(7,897)	(7,897)
Adjusted weighted average common shares outstanding - diluted (1)	23,420	23,420	23,420
EPS per Weighted Average Share - diluted	**$ 0.61**	**$ 0.65**	**$ 0.69**
CAD per diluted common share (1)	**$ 0.45**	**$ 0.50**	**$ 0.55**
EPS Dividend Coverage Ratio	1.22 x	1.30 x	1.38 x
CAD Dividend Coverage Ratio (1)	0.90 x	1.00 x	1.10x

1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY REDEMPTION CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Net income (loss) attributable to common stockholders	$ 16,116	$ 7,488	$ (14,286)	$ 13,635	$ (15,550)	$ 5,747	$ 6,567	$ (3,733)	$ (9,289)
Net income (loss) attributable to redeemable noncontrolling interests	3,940	2,275	(1,894)	3,346	(2,374)	1,856	1,937	(111)	(1,889)
Adjustments:									
Amortization of stock-based compensation	1,411	1,454	1,798	1,017	1,285	1,262	847	872	870
Provision for (reversal of) credit losses, net	(298)	(2)	(420)	(1,937)	6,276	(6)	(34)	—	—
Equity in (income) losses of equity method investments[1]	1,105	892	2,000	—	1,675	889	—	—	—
Unrealized (gains) or losses	(4,660)	3,852	1,351	(5,960)	18,508	1,708	2,564	12,563	19,473
Earnings Available for Distribution	$ 17,614	$ 15,959	$ (11,451)	$ 10,101	$ 9,820	$ 11,456	$ 11,881	$ 9,591	$ 9,165
Weighted average common shares outstanding, basic	17,461	17,422	17,264	17,232	17,232	17,213	17,118	15,163	14,962
Weighted average common shares outstanding, diluted	30,468	27,788	24,862	23,155	23,086	23,080	22,678	22,696	22,678
Shares attributable to potential redemption of Series B Preferred	7,048	4,357	N/A	N/A	—	—	—	—	—
Adjusted weighted average common shares outstanding - diluted[2]	23,420	23,431	24,862	23,155	23,086	23,080	22,678	22,696	22,678
EPS per diluted weighted average share	**$ 0.74**	**$ 0.40**	**$ (0.83)**	**$ 0.74**	**$ (0.90)**	**$ 0.33**	**$ 0.37**	**$ (0.17)**	**$ (0.49)**
EAD per diluted common share[2]	**$ 0.75**	**$ 0.68**	**$ (0.46)**	**$ 0.44**	**$ 0.43**	**$ 0.50**	**$ 0.52**	**$ 0.42**	**$ 0.40**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
EPS dividend coverage ratio[2]	**1.48x**	**0.80x**	**(1.66) x**	**1.48x**	**(1.80)x**	**0.66x**	**0.74x**	**(0.34)x**	**(0.98)x**
EAD dividend coverage ratio[2]	**1.50x**	**1.36x**	**(0.92) x**	**0.88x**	**0.86x**	**1.00x**	**1.04x**	**0.84x**	**0.80x**

1. STARTING IN Q3 2023, THE COMPANY HAS ADJUSTED EAD TO REMOVE THE (INCOME)/LOSSES FROM EQUITY METHOD INVESTMENTS AS THEY REPRESENT CHANGES IN THE EQUITY VALUE OF OUR INVESTMENT RATHER THAN DISTRIBUTABLE EARNINGS. THE COMPANY WILL INCLUDE INCOME FROM EQUITY METHOD INVESTMENTS TO THE EXTENT THAT WE RECEIVE CASH DISTRIBUTIONS AND UPON REALIZING GAINS AND/OR LOSSES. THE RECONCILIATION ABOVE FOR Q2 2023 HAS ALSO BEEN ADJUSTED TO REFLECT THIS CHANGE.
2. STARTING IN Q2 2024, EAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE.

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022
Earnings Available for Distribution	$ 17,614	$ 15,959	$ (11,451)	$ 10,101	$ 9,820	$ 11,456	$ 11,881	$ 9,591	$ 9,165
Adjustments:									
Amortization of premiums	4,093	1,682	27,874	4,432	3,530	3,806	3,531	3,663	3,425
Accretion of discounts	(7,071)	(3,693)	(3,880)	(3,767)	(3,038)	(3.572)	(3,500)	(3,521)	(3,517)
Amortization and depreciation	1,099	1,082	2,318	1,035	476	478	476	460	545
Amortization of deferred financing costs	12	12	12	(41)	(26)	11	11	12	12
Cash Available for Distribution	**$ 15,747**	**$ 15,042**	**$ 14,873**	**$ 11,760**	**$ 10,762**	**$ 12,179**	**$ 12,399**	**$ 10,203**	**$ 9,630**
Weighted average common shares outstanding, basic	17,461	17,422	17,264	17,232	17,232	17,213	17,118	15,163	14,962
Weighted average common shares outstanding, diluted	30,468	27,788	24,862	23,155	23,086	23,080	22,678	22,696	22,678
Shares attributable to potential redemption of Series B Preferred	7,048	4,357	N/A	N/A	—	—	—	—	—
Adjusted weighted average common shares outstanding - diluted[1]	23,420	23,431	24,862	23,155	23,086	23,080	22,678	22,696	22,678
EPS per diluted weighted average share	**$ 0.74**	**$ 0.40**	**$ (0.83)**	**$ 0.74**	**$ (0.90)**	**$ 0.33**	**$ 0.37**	**$ (0.17)**	**$ (0.49)**
CAD per diluted common share[1]	**$ 0.67**	**$ 0.64**	**$ 0.60**	**$ 0.51**	**$ 0.47**	**$ 0.53**	**$ 0.55**	**$ 0.45**	**$ 0.42**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
EPS dividend coverage ratio	**1.48x**	**0.80x**	**(1.66)x**	**1.48x**	**(1.80)x**	**0.66x**	**0.74x**	**(0.34)x**	**(0.98)x**
CAD dividend coverage ratio[1]	**1.34x**	**1.28x**	**1.20x**	**1.02x**	**0.94x**	**1.06x**	**1.10x**	**0.90x**	**0.84x**

1. STARTING IN Q2 2024, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY REDEMPTION CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE.